UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 29, 2015

LILIS ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35330	74-3231613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

216 16th Street, Suite #1350
Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 893-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Amendment of 2012 Equity Incentive Plan

At the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Lilis Energy, Inc. (the “Company”) held on December 29, 2015, the Company’s stockholders approved an amendment to the Company’s 2012 Equity Incentive Plan, as amended (the “Plan”), in order to increase the number of shares of common stock available for grant under the plan from 6,800,000 to 10,000,000 shares and to re-approve the Internal Revenue Code Section 162(m) annual award limits and performance criteria under the Plan. The Company’s Board of Directors (the “Board”) and the Compensation Committee of the Board previously approved the amendment to the Plan, subject to such stockholder approval. The Company’s executive officers and directors are eligible to participate in the Plan.

A more detailed summary of the principal features of the Plan can be found in our proxy statement for the Annual Meeting, as filed with the Securities and Exchange Commission on December 15, 2015 (the “Proxy Statement”). The foregoing description does not purport to be complete and is qualified in its entirety by reference to such summary and the full text of the Plan filed as Appendix B to the Proxy Statement, both of which are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As described in Item 5.02(e) above, the Company held its Annual Meeting on December 29, 2015. In addition to the election of five directors, three other proposals were acted upon at the 2015 Annual Meeting, each of which is described briefly below and in detail in the Company’s Proxy Statement. The matters voted upon and the number of votes cast for or against, as well as the number of abstentions as to such matters, were as follows:

Proposal 1: Election of Directors:

The following nominees, each of whom was nominated for election by the Board of Directors and included in the Proxy Statement, were elected by the shareholders at the Annual Meeting to serve on the Board until the 2016 annual meeting of stockholders and their successors are elected and qualified:

	FOR	WITHHELD	ABSTAINED
Nuno Brandolini	15,186,053	222,410	0
Abraham Mirman	14,940,123	468,340	0
General Merrill McPeak	15,186,368	222,095	0
Ronald D. Ormand	14,996,982	411,481	0
G. Tyler Runnels	14,996,797	411,666	0

Proposal 2: In an advisory vote on the compensation of the Company’s named executive officers, as described in the Proxy Statement, the compensation of the Company’s named executive officers was approved by a majority of the votes cast at the Annual Meeting:

FOR	AGAINST	ABSTAINED
15,237,730	141,831	28,902

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Proposal 3: As described in 5.02(e) above, the amendment of the Company’s Plan to increase the number of common shares available for grant under the Plan from 6,800,000 shares to 10,000,000 shares; and the re-approval of the Internal Revenue Code Section 162(m) individual award limits and performance criteria under the Plan was ratified by a majority of the votes cast at the Annual Meeting:

FOR	AGAINST	ABSTAINED
14,710,987	670,201	27,275

Proposal 4: The ratification of the selection of Marcum LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015 was ratified by a majority of the votes cast at the Annual Meeting:

FOR	AGAINST	ABSTAINED
15,371,655	26,250	10,558

There were no broker non-votes cast with respect to any of the proposals.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2016	LILIS ENERGY, INC.

	By:	/s/ Kevin Nanke
Executive Vice President and Chief Financial Officer

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